Exhibit 10.7

ICAGEN, INC.

FORM OF AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of August 31, 2018, by and among Icagen, Inc., a Delaware corporation with its executive offices located at 4222 Emperor Blvd., Suite 350, Research Triangle Park, Durham, North Carolina 27703 (the “Company”), and the investors set forth on the signature pages affixed hereto (each, an “Investor” and, collectively, the “Investors”). Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Securities Purchase Agreement (the “Agreement’”) with the Company being amended hereby pursuant to which Investor acquired Units, each Unit consisting of shares of the Company’s Series C Convertible Redeemable Preferred Stock (the “Series C Preferred Shares”) and a seven year warrant (the “Warrant”) to purchase 28,571 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”).

WHEREAS, the Investor is party to the Agreement and for clarification purposes desires to amend the Agreement.

WHEREAS, Section 9.10 of the Agreement provides that it may be amended by (i) the Company and (ii) a majority-in-interest of the Investors (based on the number of Securities purchased under the Agreement.

WHEREAS, the Company and the Investors that represent a majority-in-interest of the Investors are each executing and delivering this amendment to the Agreement; and

AGREEMENT

NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree to the following amendment to the Agreement.

1. Section 5.1 shall be amended as follows:

(a) to add the words “and Perceptive Credit Holdings II, LP (“Perceptive”)” after GPB, each time that GPB appears in Section 5.1 and (b) to add the following sentence to the end of Section 5.1 (a): “The consent right of each of GPB and Perceptive shall terminate as to each of GPB and Perceptive after the shares underlying the warrant issued to each have been sold or if all of the shares underlying all warrants issued to both GPB and Perceptive have been registered on a registration statement that has been declared effective by the SEC.

2. Section 5.2 (b) the first sentence of Section 5.2(a) shall be amended to read as follows:

“Each time after the date hereof that the Company proposes for any reason to register any of its Common Stock under the 1933 Act, either for its own account or for the account of a stockholder or stockholders exercising demand registration rights (other than under a registration statement on Form S-8 or S-4, the Company’s initial public offering of securities under a registration statement on Form S-1 or S-3 or for the account of GPB or Perceptive) (a “Proposed Registration”), the Company shall promptly give written notice of such Proposed Registration to all of the holders of Registrable Securities (which notice shall be given not less than 30 days prior to the expected effective date of the Company’s Registration Statement) and shall offer such holders, if permitted by GPB and Preceptive (such consent right of each of GPB and Perceptive shall terminate as to each of GPB and Perceptive after the shares underlying the warrant issued to each have been sold or if all of the shares underlying all warrants issued to both GPB and Perceptive have been registered on a registration statement that has been declared effective by the SEC), the right to request inclusion of any of such holder’s securities in the Proposed Registration.

3. Clause (2) of Section 5.2 (c) is amended to read as follows and a new clause (3) is added:

“(2) second, to GPB and Perceptive until all of the shares of Common Stock underlying the warrants issued to each have been sold or have been registered on a registration statement that has been declared effective by the SEC) and (3) third to the others requesting registration of securities of the Company.”

4. The last sentence of Section 9.7 shall be amended to add the following clause (vi) as follows:

“the issuance of securities by the Company under agreements entered into with Perceptive and the revised amended and restated warrant issued to GPB.”

5. Applicable Law. This amendment to the Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of law provisions thereof, and the parties hereto.

6. Arbitration. Each Investor and the Company agree that they shall resolve all disputes, controversies and differences which may arise between them, out of or in relation to or in connection with this amendment to the Agreement, after discussion in good faith attempting to reach an amicable solution. Provided that such disputes, controversies and differences remain unsettled after discussion between the parties, both parties agree that those unsettled matter(s) shall be finally settled by arbitration in New York, New York in accordance with the latest Rules of the American Arbitration Association. Such arbitration shall be conducted by three arbitrators appointed as follows: each party will appoint one arbitrator and the appointed arbitrators shall appoint a third arbitrator. If within thirty (30) days after confirmation of the last appointed arbitrator, such arbitrators have failed to agree upon a chairman, then the chairman will be appointed by the American Arbitration Association. The decision of the tribunal shall be final and may not be appealed. The arbitral tribunal may, in its discretion award fees and costs as part of its award. Judgment on the arbitral award may be entered by any court of competent jurisdiction, including any court that has jurisdiction over either party or any of their assets. At the request of any party, the arbitration proceeding shall be conducted in the utmost secrecy subject to a requirement of law to disclose. In such case, all documents, testimony and records shall be received, heard and maintained by the arbitrators in secrecy, available for inspection only by any party and by their attorneys and experts who shall agree, in advance and in writing, to receive all such information in secrecy.

7. Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this amendment to the Agreement and the consummation of the transactions contemplated hereby.

8. Counterparts. This amendment to the Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Amendment to the Agreement to be duly executed as of the date first above written.

ICAGEN, INC.

By:
Name:	Richard Cunningham
Title:	Chief Executive Officer

INVESTORS:

The Investors executing the Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this amendment to the Agreement and agreed to the terms hereof.

Annex A

Amendment to Securities Purchase Agreement

Investor Counterpart Signature Page

The undersigned, desiring to enter into this Amendment to Securities Purchase Agreement dated as of August 31, 2018 (the “Agreement”), with the undersigned, Icagen, Inc., a Delaware corporation (the “Company”), in or substantially in the form furnished to the undersigned.

All Investors:	Name of Investor:

Address:	If an entity:

Print Name of Entity:

Telephone No.:
By:
Facsimile No.:	Name:
Title:
Email Address:

If an individual:

Print Name:

Signature:

If joint individuals:

Print Name:

Signature:

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